COLUMBIA FUNDS SERIES TRUST

Columbia Small Cap Value Fund II

Supplement dated April 23, 2008

to Prospectuses dated July 1, 2007, as supplemented

The Board of Trustees of Columbia Funds Series Trust (the “Trust”) has approved the suspension of the offering and sale of shares of Columbia Small Cap Value Fund II (the “Fund”), a series of the Trust, to new investors and new accounts as of the close of business on May 2, 2008, subject to certain limited exceptions. In connection with this action, the prospectuses for all share classes of the Fund are hereby supplemented by including the following disclosure under the heading “Comparison of the Share Classes – Share Class Features – Eligible Investors and Minimum Initial Investments” and under the heading “Opening an Account and Placing Orders – Buying Shares – Eligible Investors”:

As of the close of business on May 2, 2008 (the “Closing Date”), the Fund will suspend its offer and sale of shares to new investors and new accounts, subject to certain limited exceptions described below:

1.	Investors who have opened and funded an account with the Fund prior to the Closing Date will be able to make additional purchases of Fund shares;

2.	All retirement plans where shares of the Fund are held at the plan level and discretionary wrap programs that invest directly with the Fund and trade on an omnibus basis that are invested in the Fund as of May 2, 2008 may continue to make additional purchases of Fund shares and add new accounts that may purchase shares of the Fund; and

3.	All retirement plans and a specified discretionary wrap program that have approved the Fund as an investment option at or prior to May 2, 2008, but which have not opened an account as of that date, may open an account and make purchases of Fund shares and add new accounts, provided that the retirement plan or the discretionary wrap program opens its account with the Fund prior to October 31, 2008.

In the event that an order to purchase shares is received by the Fund or its transfer agent from a new investor or account that is not eligible to purchase shares, that order will be refused by the Fund or its transfer agent and any money that the Fund or its transfer agent received will be returned to the investor, account or selling agent, as appropriate.

INT-47/153234-0408